                                                                EXHIBIT 10.5


                             REGISTRATION AGREEMENT



     THIS REGISTRATION AGREEMENT (this "Agreement") is made as of January 17, 1995, between Lason Holdings, Inc., a Delaware corporation (the "Company"); Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware limited partnership ("GTCR"), and each of the stockholders listed on the Schedule of Executives attached hereto (the "Executives").

     The Company and GTCR are parties to a Purchase Agreement of even date herewith (as in effect from time to time, the "Purchase Agreement"). The Company and the Executives are parties to an Executive Stock Agreement of even date herewith (as in effect from time to time, the "Executive Agreement"). In addition, the Company, GTCR and the Executives are parties to a Stockholders Agreement of even date herewith (as in effect from time to time, the "Stockholders Agreement"). In order to induce GTCR to enter into the Purchase Agreement and the Executives to enter into the Executive Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

     The parties hereto agree as follows:

     1. Demand Registrations.

     (a) At any time after the 180th day after the closing of the Initial Public Offering, (i) the holders of a majority of Executive Registrable Securities may request (A) one registration under the Securities Act of all or part of their Executive Registrable Securities on Form S-1 or any similar long-form registration (a "Long-Form Registration") or, if available, on Form S-2 or S-3 or any similar short-form registration (a "Short-Form Registration") in which the Company will pay all Registration Expenses (as defined in paragraph 5 below) and (B) in addition to the Demand Registration (as defined below) set forth in paragraph 1(a)(i)(A), two Short-Form Registrations of all or part of their Executive Registrable Securities in which the Company will pay all Registration Expenses and (ii) GTCR may request (A) one

Long-Form Registration or, if available, Short-Form Registration of all or part of its GTCR Registrable Securities in which the Company will pay all Registration Expenses and (B) in addition to the Demand Registration set forth in paragraph 1(a)(ii)(A), two Short-Form Registrations of all or part of its GTCR Registrable Securities in which the Company will pay all Registration Expenses. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations."

     (b) Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities. Any requested registration will count as a permitted Demand Registration only if it has become effective (or if such Demand Registration does not become effective due solely to the fault of the holders requesting such registration, and such holders do not reimburse the Company for all Registration Expenses paid by the Company and bear all other Registration Expenses in connection therewith).

     (c) If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities requested to be included in such registration by each such holder.




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     (d) The Company will not be obligated to effect any Demand Registration within six months after the effective date of a Demand Registration or a registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 2. The Company may postpone once, but not in succession, for up to six months, the filing or the effectiveness of a registration statement for a Demand Registration if such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other transaction or any material corporate development; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration.

     (e) The holders of a majority of the Registrable Securities initially requesting registration will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the Company, which approval will not be unreasonably withheld.

     2. Piggyback Registrations.

     (a) Right to Piggyback. At any time after the closing of the Initial Public Offering, if the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (in each case, a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice.

     (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

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     (c) Priority on Primary Registrations.  If a Piggyback Registration is an
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration in the following order of priority (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Securities and other securities of the Company requested to be included in such registration, pro rata among the holders of such Registrable Securities and other securities of the Company on the basis of the number of Registrable Securities and other securities requested to be included in such registration.

     (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration undertaken pursuant to the exercise of a contractual right to require such registration by holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration in the following order of priority (i) first, the securities requested to be included therein by the holders initiating such registration and (ii) second, the Registrable Securities and other securities of the Company requested to be included in such registration, pro rata among the holders of such Registrable Securities and other securities of the Company on the basis of the number of Registrable Securities and other securities requested to be included in such registration.

     (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Company shall select the investment banker(s) and manager(s) for the offering, subject to the approval of the holders of a majority of the Registrable Securities included in such Piggyback Registration, which approval will not be unreasonably withheld.

     3. Holdback Agreements. Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule
144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to

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and the 180-day period beginning on the effective date of an Initial Public
Offering, any underwritten Demand Registration or any Piggyback Registration in which Registrable Securities are eligible to be included (except as part of such underwritten registration), unless the underwriters managing such registration otherwise agree.

     4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

     (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph,

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




(ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus and/or registration statement so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

     (g) provide a transfer agent and registrar for all Registrable Securities not later than the effective date of the first registration statement relating to Registrable Securities or securities of any class;

     (h) enter into such customary agreements (including underwriting agreements in customary form) in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

     (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission and those of applicable state securities regulatory authorities, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

     (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order.

     5. Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with federal securities or state blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company. In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities for the reasonable fees and disbursements of one legal counsel designated by the holders of a majority of the Registrable Securities requested to be included in such registration (which counsel will represent all holders of Registrable Securities requested to be included in such registration).

     6. Indemnification.

     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, each holder's officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying

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parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one
(1) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

     7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements entered into by the Company, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, and (c) completes and executes any other documents reasonably required.

     8. Definitions.

     "Common Stock" means any share of the Company's Class A-1 Common Stock, par value $.01 per share (the "Class A-1 Common"), Class A-2 Common Stock, par value $.01 per share, or Class B Common Stock, par value $.01 per share ("Class B Common").

     "Executive Registrable Securities" means, irrespective of which Person actually holds such securities, (i) any shares of Common Stock acquired as of the date hereof by the Executives pursuant to the Executive Agreement or the Stockholders Agreement, (ii) any shares of Common Stock acquired hereafter by the Executives, or any executive employee of the Company or its Subsidiaries who becomes a party to this Agreement, and (iii) any

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



capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) - (ii) above by way of a stock dividend, stock split, conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Executive Registrable Securities, such securities will cease to be Executive Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Executive Registrable Securities whenever such Person has the right to acquire such Executive Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     "GTCR Registrable Securities" means, irrespective of which Person actually holds such securities, (i) any shares of Common Stock acquired as of the date hereof by GTCR pursuant to the Purchase Agreement, (ii) any shares of Common Stock acquired hereafter by GTCR, and (ii) any capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) -
(ii) above by way of a stock dividend, stock split, conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular GTCR Registrable Securities, such securities will cease to be GTCR Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of GTCR Registrable Securities whenever such Person has the right to acquire such GTCR Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     "Initial Public Offering" means the sale in an initial underwritten public offering registered under the Securities Act

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(other than on Form S-8 or a similar form) of shares of the Company's Common
Stock.

     "Person" means an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization or a government or any department or agency thereof.

     "Registrable Securities" means, collectively, the Executive Registrable Securities and the GTCR Registrable Securities.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Subsidiary" means, with respect to any Person:

     (a) any corporation a majority of the total voting power of shares of stock of which is entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or

     (b) any partnership, association or other business entity a majority of the partnership or other similar ownership interest of which is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.

For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director or general partner of such partnership, association or other business entity.

     9. Miscellaneous.

     (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities

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



which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

     (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     (c) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     (d) Amendments and Waivers. The provisions of this Agreement may be amended, modified or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities which are Class A-1 Common or Class B Common; provided that no such amendment, modification or waiver which adversely affects the holders of Class A-1 Common shall be effective unless it is approved in writing by the holders of a majority of the Class A-1 Common which are Registrable Securities, and no such amendment, modification or waiver which adversely affects the holders of Class B Common shall be effective unless its is approved in writing by the holders of a majority of the Class B Common which are Registrable Securities. No amendment or modification which merely grants to any other Person rights equivalent to those of the parties hereto (on a pro rata basis according to the number of shares of the Company's capital stock held by such Person and such parties) shall be deemed to "adversely affect" any party hereto. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such

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



party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

     (f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (i) Governing Law. The corporate law of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law, and not the law of conflicts, of Michigan.

     (j) Notices. All notices or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices and other

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




communications will be sent to each Executive at the address indicated on the Company records and to the Company and GTCR at the addresses indicated below:

                   If to the Company:

                             Lason Holdings, Inc.
                             28400 Schoolcraft
                             Livonia, MI 48150
                             Attention:  President

                   with a copy, which will not constitute
                   notice to the Company, to:

                             Golder, Thoma, Cressey, Rauner, Inc.
                             6100 Sears Tower
                             Chicago, Illinois 60606-6402
                             Attention:  Bruce V. Rauner
                                         Elliot W. Maluth

                   and:

                             Seyburn, Kahn, Ginn, Bess, Deitch & Serlin, P.C. 2000 Town Centre, Suite 1500
                             Southfield, MI 48075
                             Attention:  Laurence Deitch


                   If to GTCR:

                             Golder, Thoma, Cressey, Rauner, Inc.
                             6100 Sears Tower
                             Chicago, Illinois 60606-6402
                             Attention:  Bruce V. Rauner
                                         Elliot W. Maluth

                   with a copy, which will not constitute
                   notice to GTCR, to:

                             Kirkland & Ellis
                             200 East Randolph Drive
                             Chicago, IL 60601
                             Attn:  John L. Kuehn


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




or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                           *     *     *     *     *


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
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                LASON HOLDINGS, INC.


                                By /s/ Allen J. Nesbitt
                                   -------------------------------

                                Its President
                                    ------------------------------

                                GOLDER, THOMA, CRESSEY, RAUNER
                                FUND IV, L.P.

                                By:   GTCR IV, L.P.

                                Its:  General Partner

                                By:   Golder, Thoma, Cressey,
                                Rauner, Inc.

                                Its:  General Partner


                                By /s/ Bruce Rauner
                                   -------------------------------

                                Its Principal
                                    ------------------------------


                                EXECUTIVES


                                ROBERT A. YANOVER LIVING
                                TRUST U/A/D MAY 11, 1982


                                By /s/ Robert A. Yanover
                                   -------------------------------

                                Its Trustee
                                    ------------------------------


                                JOSEPH JONATHAN YANOVER AND
                                JENNIFER D. YANOVER IRREVOCABLE
                                TRUST DATED JANUARY 5, 1993

                                By /s/ Laurence B. Deitch
                                   -------------------------------

                                        Laurence B. Deitch
                                        Trustee


                                    ALLEN J. NESBITT LIVING TRUST
                                    DATED DECEMBER 7, 1994


                                    By: /s/ Allen J. Nesbitt
                                        ----------------------------

                                    Its: Trustee
                                         ---------------------------

                                    /s/ Richard C. Kowalski
                                    --------------------------------
                                    Richard C. Kowalski

                                    /s/ Donald L. Elland
                                    --------------------------------
                                    Donald L. Elland

                                    /s/ Gregory Carey
                                    --------------------------------
                                    Gregory Carey

                             SCHEDULE OF EXECUTIVES


Robert A. Yanover Living Trust u/a/d May 11, 1982

Joseph Jonathan Yanover and Jennifer D. Yanover Irrevocable Trust dated January 5, 1993

Allen J. Nesbitt Living Trust dated December 7, 1994

Richard C. Kowalski

Donald L. Elland

Gregory Carey



                                     -18-